Exhibit 8.1

Exhibit 8.1: List of Subsidiaries

(as of December 31, 2025)

Registered Company Name	Country of Incorporation	Overall Pearson % Owned
Addison Wesley Longman, Inc.	United States	100
Addison-Wesley Educational Publishers Inc.	United States	100
AEL (S) PTE Limited	Singapore	100
Aldwych Finance Limited	United Kingdom	100
ATI Professional Development LLC	United States	100
ATI Studios A.P.P.S. S.R.L. [aka Mondly]	Romania	100
Camsaw, Inc.	United States	100
CamsawUSA, Inc.	United States	100
Century Consultants Ltd.	United States	100
Certiport China Co Ltd	China	50.69
Certiport China Holding, LLC	United States	100
Certiport, Inc.	United States	100
Clutch Learning, Inc.	United States	100
Connections Academy of Florida, LLC	United States	100
Connections Academy of Iowa, LLC	United States	100
Connections Academy of Maine, LLC	United States	100
Connections Academy of Maryland, LLC	United States	100
Connections Academy of Nevada, LLC	United States	100
Connections Academy of New Mexico, LLC	United States	100
Connections Academy of Oregon, LLC	United States	100
Connections Academy of Pennsylvania LLC	United States	100
Connections Academy of Tennessee, LLC	United States	100
Connections Academy of Texas LLC	United States	100
Connections Education LLC	United States	100
Connections Education of Florida, LLC	United States	100
Connections Education, Inc.	United States	100
Creative Learning Services, LLC	United States	100
Credly, Inc.	United States	100
Dominie Press, Inc.	United States	100
Dorian Finance Limited	Ireland	100
East Lake Parallel II EDL Blocker LLC	United States	100
eCollege.com	United States	100
EDL HoldCo ULC	Canada	100
Education Development International Plc	United Kingdom	100
Education Resources (Cyprus) Limited	Cyprus	100
Educational Publishers LLP	United Kingdom	85
eDynamic GP 2 LLC	United States	100
eDynamic Holdings LP	United States	100
eDynamic Learning ULC	Canada	100
eDynamic LP	United States	100
English Language Learning and Instruction System, Inc.	United States	100
Faethm Holdings Pty. Limited	Australia	100
Faethm IP Pty. Limited	Australia	100
Faethm Ltd	United Kingdom	100

Faethm Pty. Limited	Australia	100
Faethm USA LLC	United States	100
Falstaff Holdco Inc.	United States	100
Falstaff Inc.	United States	100
FBH, Inc.	United States	100
GED Domains LLC	United States	70
GED Testing Service LLC	United States	70
George (Shanghai) Commercial Information Consulting Co., Ltd	China	100
Globe Fearon Inc.	United States	100
Greenways Academy, LLC	United States	100
Heinemann Educational Botswana (Publishers) Proprietary Limited	Botswana	100
IndiaCan Education Private Limited	India	100
Integral 7, Inc.	United States	100
Intellipro, Inc.	United States	100
Knowledge Analysis Technologies, LLC	United States	100
LCCIEB Training Consultancy., Ltd	China	100
LessonLab, Inc.	United States	100
Lignum Oil Company	United States	100
Longman (Malawi) Limited	Malawi	100
Longman Group(Overseas Holdings)Limited	United Kingdom	100
Longman Indochina Acquisition, L.L.C.	United States	100
Longman Tanzania Limited	Tanzania, the United Republic of	100
Longman Zambia Educational Publishers Limited	Zambia	100
Longmaned Ecuador S.A.	Ecuador	100
Lumerit Education, LLC	United States	100
MeasureUp of Delaware, LLC	United States	100
Modern Curriculum Inc.	United States	100
Multi Treinamento e Editora Ltda	Brazil	100
MZ Development, Inc.	United States	100
National Computer Systems Japan Co. Ltd	Japan	100
Navvy Education, LLC	United States	100
NCS Information Technology Services (Beijing) Co Ltd	China	100
NCS Pearson Pty Ltd	Australia	100
NCS Pearson Puerto Rico, Inc.	Puerto Rico	100
NCS Pearson, Inc.	United States	100
NCS Pearson/Jordan	Jordan	100
Opinion Interactive LLC	United States	100
Ordinate Corporation	United States	100
Pearson (Beijing) Management Consulting Co., Ltd.	China	100
Pearson America LLC	United States	100
Pearson Amsterdam B.V.	Netherlands	100
Pearson Australia Finance Unlimited	United Kingdom	100
Pearson Australia Group Pty Ltd	Australia	100
Pearson Australia Holdings Pty Ltd	Australia	100
Pearson Benelux B.V.	Netherlands	100
Pearson Business Services Inc.	United States	100
Pearson Canada Assessment Inc.	Canada	100
Pearson Canada Finance Unlimited	United Kingdom	100

Pearson Canada Holdings Inc.	Canada	100
Pearson Canada Inc.	Canada	100
Pearson Central Europe Spółka z ograniczoną odpowiedzialnością	Poland	100
Pearson DBC Holdings Inc.	United States	100
Pearson Desarrollo y Capacitación Profesional Chile Limitada	Chile	100
Pearson Digital Learning Puerto Rico, Inc.	Puerto Rico	100
Pearson Dollar Finance Limited	United Kingdom	100
Pearson Dollar Finance Two Limited	United Kingdom	100
Pearson Educacion de Chile Limitada	Chile	100
Pearson Educación de Colombia S.A.S.	Colombia	100
Pearson Educación de México, S.A. de C.V.	Mexico	100
Pearson Educacion de Panama SA	Panama	100
Pearson Educación de Perú S.A.	Peru	100
Pearson Educacion SA	Spain	100
Pearson Education Achievement Solutions (RF) (Pty) Ltd	South Africa	100
Pearson Education Africa (Pty) Ltd	South Africa	100
Pearson Education Asia Limited	Hong Kong	100
Pearson Education Botswana (Proprietary) Limited	Botswana	100
Pearson Education do Brasil Ltda	Brazil	100
Pearson Education Hellas SA	Greece	100
Pearson Education Holdings Limited	United Kingdom	100
Pearson Education Indochina Limited	Thailand	100
Pearson Education Investments Limited	United Kingdom	100
Pearson Education Korea Limited	Korea (the Republic of)	100
Pearson Education Limited	United Kingdom	100
Pearson Education Namibia (Pty) Limited	Namibia	100
Pearson Education Publishing Limited	Nigeria	100
Pearson Education S.A.	Uruguay	100
Pearson Education SA	Argentina	100
Pearson Education South Africa (Pty) Ltd	South Africa	100
Pearson Education South Asia Pte. Ltd.	Singapore	100
Pearson Education Taiwan Ltd	Taiwan (Province of China)	100
Pearson Education, Inc.	United States	100
Pearson Educational Measurement Canada, Inc.	Canada	100
Pearson Educational Publishers, LLC	United States	100
Pearson Eğitim Çözümleri Ticaret Limited Şirketi	Turkey	100
Pearson Falstaff (Holdings) Inc.	United States	100
Pearson Falstaff Holdco LLC	United States	100
Pearson Federal Holding Company, LLC	United States	100
Pearson France	France	100
Pearson Funding plc	United Kingdom	100
Pearson Holdings Inc.	United States	100
Pearson Holdings Southern Africa (Pty) Ltd	South Africa	100
Pearson Hungary LLC	Hungary	100
Pearson India Education Services Private Limited	India	100
Pearson International Finance Limited	United Kingdom	100
Pearson Investment Holdings, Inc.	United States	100
Pearson Israel (P.I.) Ltd	Israel	100
Pearson Japan K.K.	Japan	100

Pearson Lanka (Private) Limited	Sri Lanka	100
Pearson Lanka Support Services (Private) Limited	Sri Lanka	100
Pearson Lesotho (Pty) Ltd	Lesotho	100
Pearson Loan Finance No. 3 Limited	United Kingdom	100
Pearson Loan Finance No.5 Limited	United Kingdom	100
Pearson Loan Finance No.6 Limited	United Kingdom	100
Pearson Loan Finance Unlimited	United Kingdom	100
Pearson Longman Uganda Limited	Uganda	100
Pearson Malaysia Sdn. Bhd.	Malaysia	100
Pearson Management Services Limited	United Kingdom	100
Pearson Management Services Philippines Inc.	Philippines	100
Pearson Maryland, Inc.	United States	100
Pearson Moçambique, Limitada	Mozambique	100
Pearson Netherlands B.V.	Netherlands	100
Pearson Netherlands Holdings B.V.	Netherlands	100
Pearson Nominees Limited	United Kingdom	100
Pearson Online Tutoring LLC	United States	100
Pearson Overseas Holdings Limited	United Kingdom	100
Pearson Pakistan Services (Private) Limited	Pakistan	100
Pearson PEM P.R., Inc.	Puerto Rico	100
Pearson Phoenix Pty Ltd	Australia	100
Pearson plc	United Kingdom	100
Pearson Professional Assessments Limited	United Kingdom	100
Pearson Real Estate Holdings Inc.	United States	100
Pearson Regional Headquarters Arabia (single-shareholder limited liability company)	Saudi Arabia	100
Pearson Schweiz AG	Switzerland	100
Pearson Services Limited	United Kingdom	100
Pearson Shared Services Limited	United Kingdom	100
Pearson Strand Finance Limited	United Kingdom	100
Pearson Strand Limited	United Kingdom	100
Pearson Sweden AB	Sweden	100
Pearson Systems AB	Sweden	100
Pearson VUE Europe B.V.	Netherlands	100
Pearson VUE Philippines, Inc.	Philippines	100
Pearson Vue Testing Services Kenya Limited	Kenya	100
Penguin Capital, LLC	United States	100
Personnel Decisions Research Institutes, LLC	United States	100
PN Holdings Inc.	United States	100
ProctorCam, Inc.	United States	100
PT. Efficient English Services	Indonesia	100
PVNT Limited	United Kingdom	100
Reading Property Holdings LLC	United States	100
Rebus Planning Associates, Inc.	United States	100
Reston Publishing Co., Inc.	United States	100
Rycade Capital Corporation	United States	100
SAI Interactive, LLC	United States	100

Shanghai AWL Education Software Ltd	China	100
Silver Burdett Ginn Inc.	United States	100
Smarthinking, Inc.	United States	100
Sound Holdings Inc.	United States	100
Sparrow.Phoenix Pty Ltd	Australia	100
Spear Insurance Company Limited	Bermuda	100
The Waite Group, Inc.	United States	100
TQ Education and Training Limited	United Kingdom	100
TQ Education and Training Limited [Saudi]	Saudi Arabia	90
TQ Global Limited	United Kingdom	100
TQ Group Limited	United Kingdom	100
TQ Holdings Limited	United Kingdom	100
Vue Testing Services Israel Ltd	Israel	100
Vue Testing Services Korea Limited	Korea (the Republic of)	100
Williams Education GmbH	Germany	100